Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Description of Plan [Line Items]
Description of the Plan	Description of the Plan
The following description of Arrow Financial Corporation Profit Sharing 401(k) Plan (the “Plan”) provides only general information. Participants and other readers of these financial statements should refer to the Plan document for a more complete description of the Plan's provisions. The Plan became effective on January 1, 1999.

General - The Plan provides a salary reduction arrangement which includes both pre-tax regular 401(k) salary reductions and after-tax Roth 401(k) salary reductions. The Plan includes an automatic enrollment provision with a 3% automatic deferral for newly eligible employees. The Plan covers all employees regardless of age or service who work for Arrow Financial Corporation (the “Company” or “Plan Sponsor”) and its banking subsidiary Arrow Bank National Association (the “Bank”). The Plan also covers all employees of Upstate Agency, LLC who is a subsidiary of Arrow Bank National Association. It is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA), as amended.

Contributions - Each year, employees who elect to be participants under the 401(k) Plan may contribute up to 100% of their annual compensation, not to exceed the limit set by Internal Revenue Service Code Section 402(g) in effect at the beginning of the year. Excess contributions were $65,755 at December 31, 2025 and have been netted against participant contributions in the statement of changes in net assets available for benefits. Employee 401(k) contributions are not matched by the employer. Participants may also contribute amounts representing rollover distributions from other qualified defined benefit or contribution plans.

Participant Accounts - Participants direct the investment of their contributions into various options offered by the Plan. Each participant’s account is credited with the participant’s contribution and allocations of Plan earnings (losses), and charged with an allocation of administrative expenses, if applicable. Allocations are based on participant earnings/(losses) or account balances, as defined. The benefit to which a participant is entitled is the benefit that can be provided from the participant’s vested account balance.

Vesting - Participants are immediately vested in their 401(k) contributions plus actual earnings thereon.

Participant Loans - The Plan provides that participants may borrow up to five loans from their fund accounts; a minimum of $1,000 up to a maximum of $50,000 or 50% of their vested account balances, whichever is less. The loans are secured by the balance in the participant’s account and bear interest at rates which are commensurate with local prevailing rates for loans of a similar nature. All loans must be repaid within five years. Principal and interest is paid ratably through bi-weekly payroll deductions.

Payment of Benefits - On termination of service due to death, disability, or normal retirement (age 65), a participant will receive a lump-sum amount equal to the value of the participant’s vested interest in his or her account. For termination of service due to other reasons, a participant may receive the value of the vested interest in his or her account as a lump-sum distribution. The expense for payment of benefits is recorded in the year the payment is made.